EXHIBIT 32.1
CERTIFICATION
     Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. § 1350), N. Anthony Coles, President and Chief Executive Officer of Onyx Pharmaceuticals, Inc. (the “Company”), and Matthew K. Fust, Executive Vice President and Chief Financial Officer of the Company, each hereby certify that, to the best of his knowledge:
1.	The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2009, to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Periodic Report and results of operations of the Company for the period covered by the Periodic Report.
Dated: August 4, 2009

/s/ N. Anthony Coles
N. Anthony Coles
President and Chief Executive Officer (Principal Executive Officer)

/s/ Matthew K. Fust
Matthew K. Fust
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Rule 13(a)-14(b) of the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. § 1350) has been provided to Onyx Pharmaceuticals, Inc. and will be retained by Onyx Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.
“This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Onyx Pharmaceuticals, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.”